                                                                     Exhibit 4.1

Number                                                                    Shares
C O

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                           AUTO-Q INTERNATIONAL, INC.


                       50,000,000 SHARES PAR VALUE $.0001
                                EACH COMMON STOCK

                                                                 See reverse for
                                                             Certain Definitions



This is to certify that ________________________________________________ is the owner of ______________________________________________________________________
             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                           AUTO-Q INTERNATIONAL, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate property endorsed.


WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

Dated:


---------------------------                         ----------------------------
        Secretary                                              President


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws ore regulations.

TEN COM         - as tenants in common                         UNIF GIFT MIN ACT ...
                                                               (Cust)

TEN ENT         - as tenants by the entireties                 Under Uniform Gifts to
                                                               Minors Act ... (State)

JT TEN          - as joint tenants with right of
                Survivorship and not as tenants in common
                Additional abbreviations may also be used though not in the above list



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For value received _______________________ hereby sell, assign and transfer unto
(PLEASE INSERT SOCIAL SECURITY OR OTHER INDENTIFYING NUMBER OF ASSIGNEE)
[                       ]



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              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)

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_______________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

        Dated
              --------------------------
                  In presence of



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          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
          THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                 PARTICULAR WITHOUT ALTERNATION OR ENLARGEMENT
                             OR ANY CHANGE WHATEVER



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